PROVIDENT INVESTMENT COUNSEL
                                   GROWTH FUND
                                  MID CAP FUND
                            SMALL COMPANY GROWTH FUND
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Supplement dated July 10, 1998 to Prospectus dated March 2, 1998

Minimum Investments
-------------------

Effective July 15, 1998, the minimum investment to open an account in the Provident Investment Counsel Growth Fund, Mid Cap Fund and Small Company Growth Fund (collectively the "Funds") is $1 million. The Funds may, at their discretion, waive the minimum investment for employees and affiliates of Provident Investment Counsel ("PIC") or any other person or organization deemed appropriate.